Exhibit 99.1

April 21, 2017

To:	Board of Directors
Blue Capital Reinsurance Holdings Ltd.

I hereby tender my resignation as Director and Chief Executive Officer of Blue Capital Reinsurance Holdings, Ltd., with immediate effect.

/s/ Adam Szakmary Adam Szakmary